Warrants (Details Textual) - USD ($)	1 Months Ended	3 Months Ended
	Jan. 31, 2018	Mar. 31, 2018
Warrants (Textual)
Warrants, description		The aggregate intrinsic value outstanding stock warrants was $576,015, based on warrants with an exercise price less than the Company’s stock price of $0.25 as of March 31, 2018.
Warran [Member]
Warrants (Textual)
Warrants to purchase shares of common stock	250,000
Warrants to purchase per share	$ 0.20
Estimated fair value of operations	$ 86,483
Risk-free interest	2.49%
Dividend yield	0.00%
Volatility	112.14%
Expected life	5 years
Warrants, description

In conjunction with the sale of the Company’s common stock, the Company granted warrants to purchase up to 13,700,000 shares of the Company’s common stock at an exercise price of $0.40 per share, exercisable through January 31, 2023.